Exhibit 99.1
                             AIRCRAFT FINANCE TRUST
                        ASSET BACKED NOTES, SERIES 1999-1
                          MONTHLY REPORT TO NOTEHOLDERS
                All amounts in US dollars unless otherwise stated

Payment Date              15th of each month
Convention                Modified Following Business Day

Current Payment Date           June 15, 2001
Current Calculation Date       June 11, 2001


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1. Account Activity Summary between Calculation Dates
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

                                       Prior                                                    Balance on
                                     Balance           Deposits        Withdrawals        Calculation Date

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
Expense Account                10,051,078.30       1,531,664.55        (814,319.89)          10,768,422.96
Collection Account             62,777,187.20      14,621,327.09     (10,777,187.20)          66,621,327.09
VARIG Reserve Account           6,750,000.00                  -                  -            6,750,000.00
Lessee Funded Account          10,931,639.76          20,064.57                  -           10,951,704.33
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Total                          90,509,905.26      16,173,056.21     (11,591,507.09)          95,091,454.38
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                                 10,051,078.30
Transfer from Collection Account on Previous Payment Date                                     1,531,664.55
Interim Transfer from (to) Collection Account                                                            -
Payments on Previous Payment Date                                                              (401,229.24)
Interim payments                                                                               (413,090.65)
Other                                                                                                    -
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Balance on Current Calculation Date                                                          10,768,422.96
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                                 62,777,187.20
Collections during period
 - lease rentals                                                                             12,147,383.64
 - maintenance reserves                                                                       2,156,194.35
 - other                                                                                                 -
 - interest income                                                                              317,749.10
Drawings under Credit or Liquidity Enhancement Facilities                                                -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                   -
Transfer to Expense Account on previous Payment Date                                         (1,531,664.55)
Net Swap receipts (payments) on previous Payment Date                                          (491,742.01)
Net Transfers from (to) Lessee Funded Accounts                                                           -
Net Transfers from (to) Varig Reserve Accounts                                                           -
Aggregate Note Payments on previous Payment Date                                             (8,753,780.64)
Interim Transfer from (to) Expense Account                                                               -
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Balance on Current Calculation Date                                                          66,621,327.09
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

Net Transfers pursuant to Section 3.07 of the Trust Indenture                                            -
                                                                                   ------------------------
Available Collections                                                                        66,621,327.09
                                                                                   ------------------------

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3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)         Required Expense Amount                                                             340,115.10
(ii)        (a)  Class A Interest but excluding Step-up/Additional Interest                   3,223,104.88
            (b)  Swap Payments other than subordinated swap payments                          1,061,393.40
(iii)       Repayment of Primary Eligible Credit Facilities                                              -
(iv)        First Collection Account top-up                                                  33,000,000.00
(v)         Class A Minimum principal payment                                                            -
(vi)        Class B Interest                                                                    546,644.38
(vii)       Repayment of Secondary Eligible Credit Facilities                                            -
(viii)      Second collection account top-up                                                 10,000,000.00
(ix)        Class B Minimum principal payment                                                            -
(x)         Class C Interest                                                                    706,666.67
(xi)        Repayment of Tertiary Eligible Credit Facilities                                             -
(xii)       Third Collection Account top-up                                                   5,000,000.00
(xiii)      Class A Supplemental principal                                                               -
(xiv)       Class B Supplemental principal                                                               -
(xv)        Class C Minimum principal payment                                                            -
(xvi)       Class D Interest                                                                    586,666.67
(xvii)      Repayment of Subordinate Eligible Credit Facilities                                          -
(xviii)     Fourth Collection Account top-up                                                  4,000,000.00
(xix)       Class D Minimum principal payment                                                            -
(xx)        Expense Accrual                                                                      26,055.81
(xxi)       Additional and Step-up Interest
            (a)  Additional Interest                                                                     -
            (b)  Maturity Step-up Interest                                                               -
            (c)  Registration Step-up Interest                                                           -
(xxii)      Class A Scheduled principal                                                       1,055,278.98
(xxiii)     Class B Scheduled principal                                                                  -
(xxiv)      Class C Scheduled principal                                                                  -
(xxv)       Class D Scheduled principal                                                                  -
(xxvi)      Reimbursement of Beneficial Interest Cure Payments                                           -
(xxvii)     Sale Premium
            (a)  Class C                                                                                 -
            (b)  Class D                                                                                 -
(xxviii)    Expense Account for Modification Accruals and Refinancing Payments                           -
(xxix)      Class A Outstanding Principal Balance                                             7,075,401.20
(xxx)       Class B Outstanding Principal Balance                                                        -
(xxxi)      Class C Outstanding Principal Balance                                                        -
(xxxii)     Class D Outstanding Principal Balance                                                        -
(xxxiii)    Subordinated Swap Payments                                                                   -
(xxxiv)     Additional Servicing Obligations                                                             -
(xxxv)      Remainder to Beneficial Interest                                                             -
                                                                                   ------------------------
                                                                                             66,621,327.09

Analysis of Liquidity Reserve Amount

First Collection Account Top-up                   33,000,000.00
Second Collection Account Top-up                  10,000,000.00
Third Collection Account Top-up                    5,000,000.00
Fourth Collection Account Top-up                   4,000,000.00
                                             -------------------
  Total Liquidity Reserve Amount                  52,000,000.00                             (52,000,000.00)

             Total Payments with respect to Payment Date
                                                                                   ------------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xviii) above          14,621,327.09
                                                                                   ------------------------

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4. Payments on the Notes by Subclass
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
                                                       Subclass           Subclass                   Class
(a) Floating Rate Notes                                     A-1                A-2                       B
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
Applicable LIBOR                                       4.12250%           4.12250%                4.12250%
Applicable Margin                                      0.48000%           0.50000%                1.15000%
Applicable Interest Rate                               4.60250%           4.62250%                5.27250%
Actual Number of Days                                        31                 31                      31
Interest Amount Paid                               2,031,172.74       1,191,932.14              546,644.38
Additional Interest Paid                                      -                  -                       -
Maturity Step-up Interest Amount Paid                         -                  -                       -
Registration Step-up Interest Amount Paid                     -                  -                       -
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Total Interest Paid                                2,031,172.74       1,191,932.14              546,644.38
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Expected Final Payment Date                        May 15, 2004      June 15, 2008            May 15, 2016
Excess Amortization Date                           May 15, 2004      June 15, 1999           June 15, 1999

Original Balance                                 512,500,000.00     400,000,000.00          126,500,000.00
Opening Outstanding Principal Balance            512,500,000.00     299,443,863.45          120,400,726.97
Total Principal Distribution Amount                           -       8,130,680.18                       -
Redemption Amount:
  Amount allocable to principal                               -                  -                       -
  Amount allocable to premium                                 -                  -                       -
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Closing Outstanding Principal Balance            512,500,000.00     291,313,183.27          120,400,726.97
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                                                          Class              Class
(b) Fixed Rate Notes                                          C                  D
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Applicable Interest Rate                                  8.00%             11.00%
Number of Days                                               30                 30
Interest Amount Payable                              706,666.67         586,666.67
Additional Interest Paid                                      -                  -
Registration Step-up Interest Amount Paid                     -                  -
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Total Interest Paid                                  706,666.67         586,666.67
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Expected Final Payment Date                       July 15, 2016    August 15, 2016
Excess Amortization Date                          July 15, 2016       May 15, 2009

Original Balance                                 106,000,000.00      64,000,000.00
Opening Outstanding Principal Balance            106,000,000.00      64,000,000.00
Total Principal Distribution Amount                           -                  -


Redemption Amount:
 Amount allocable to principal                                -                  -
 Amount allocable to premium                                  -                  -
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Closing Outstanding Principal Balance            106,000,000.00      64,000,000.00
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


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5. Floating Rate Note information for next Interest Accrual Period
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Next Payment Date                                 July 16, 2001
Next Calculation Date                             July 10, 2001
Reference Date                                    June 13, 2001

                                                       Subclass           Subclass                   Class
                                                            A-1                A-2                       B
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Applicable LIBOR                                       3.98000%           3.98000%                3.98000%
Applicable Margin                                      0.48000%           0.50000%                1.15000%
Applicable Interest Rate                               4.46000%           4.48000%                5.13000%

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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                       Subclass           Subclass                   Class
(a) Floating Rate Notes                                     A-1                A-2                       B
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Opening Outstanding Principal Balance                100,000.00          74,860.96               95,178.44
Total Principal Payments                                      -           2,032.67                       -
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Closing Outstanding Principal Balance                100,000.00          72,828.29               95,178.44

Total Interest                                           396.33             297.98                  432.13
Total Premium                                                 -                  -                       -
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                                                          Class              Class
(b) Fixed Rate Notes                                          C                  D
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Opening Outstanding Principal Balance                100,000.00         100,000.00
Total Principal Payments                                      -                  -
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Closing Outstanding Principal Balance                100,000.00         100,000.00

Total Interest                                           666.67             916.67
Total Premium                                                 -                  -
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


Swap Payments to be made on the current Payment Date are included in the 'Analysis of Current Payment Date Distributions'. Swap Receipts to be received on the current Payment Date are considered a Collection and are included in the next Collection Period. The amount of Swap Receipts to be received on the
current Payment Date are as follows:   -